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                                                                   EXHIBIT 23.4

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 Registration Statement of our report dated March 7, 1997 incorporated by reference in the Shared Technologies Fairchild Inc. Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Form S-4 Registration Statement.

                                          /s/ Arthur Andersen LLP

Washington, D.C.
January 19, 1998